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                  SIZZLER INTERNATIONAL, INC. AND SUBSIDIARIES


                                   EXHIBIT 23
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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To Sizzler International, Inc.

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement file Number 333-39414, 333-47659 and 333-47661.



                                                             ARTHUR ANDERSEN LLP

Los Angeles, California
July 14, 1998